Exhibit 99.1

 www.drillingtools.com   Investor Presentation  Summer 2024

 General:  Drilling Tools International Corporation (“DTI”) is making this presentation available in connection with the release of its financial results for the three months ended March 31, 2024. The information contained in this presentation does not purport to be all-inclusive or to contain all information that prospective investors may require. Prospective investors are encouraged to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission’s (“SEC”) EDGAR system at www.sec.gov and on our website at www.drillingtools.com.  Forward-Looking Statements: This presentation and the oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DTI’s actual results may differ from its expectations, estimates and projections, and, consequently, you should not rely on these forward-looking statements as predictions of future events. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, statements regarding DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements in this presentation may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to remain the sole North American distributor of the Drill-N-Ream; (4) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (5) DTI’s ability to market its services in a competitive industry; (9) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (6) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (7) DTI’s ability to obtain additional capital; (8) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (9) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (10) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (11) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (12) the potential for volatility in the market price of DTI’s common stock; (13) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (14) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (15) DTI’s ability to maintain the listing of its common stock on Nasdaq; and (16) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by DTI with the SEC. These forward-looking statements are based on DTI management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. DTI cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. You should also carefully consider the risks and uncertainties described and the information presented in DTI’s current annual report on Form 10-K filed March 28, 2024 and in subsequent quarterly and annual reports filed with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. DTI undertakes no obligation to and accepts no obligation to release publicly any updates or revisions to any forward-looking statements or to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.  Industry, Market Data and Partnerships: In this presentation, DTI relies on and refers to certain information and statistics regarding the markets and industries in which DTI competes. Such information and statistics are based on management’s estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While DTI believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. DTI has not independently verified the accuracy or completeness of the information provided by the third-party sources.  This presentation contains descriptions of certain key business partnerships of DTI. These descriptions are based on DTI’s management team’s discussion with such counterparties, certain non-binding written agreements and the latest available information and estimates as of the date of this presentation.  Use of Projections: This presentation contains projected financial information with respect to DTI. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presentations are not necessarily based on management’s projections, estimates, expectations or targets but are presented for illustrative purposes only. DTI’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and the inclusion of such information in this presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this presentation regarding select aspects of DTI’s operations were selected by DTI on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of DTI’s business, are incomplete and are not necessarily indicative of DTI’s performance or future performance or overall operations. There can be no assurance that historical trends will continue. Any investment in DTI’s common stock entails a high degree of risk. No assurance can be given that investors will receive a return on their capital, and investors could lose part or all of their investment.  Non-GAAP Financial Measures: This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to: Adjusted EBITDA, Adjusted Free Cash Flow, and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing DTI’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income (loss), net cash (used in) provided by operating activities or other measures of profitability, liquidity or performance under GAAP. You should be aware that DTI’s presentation of these measures may not be comparable to similarly titled measures used by other companies. DTI believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to DTI’s results of operations. DTI believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in DTI, and in comparing DTI’s financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgment by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this presentation or to the tables herein for a reconciliation of these measures to what DTI believes are the most directly comparable measure evaluated in accordance with GAAP. Reconciliation of historical non-GAAP measures to comparable GAAP measures are provided in the Appendix. This presentation also includes certain projections of non-GAAP financial measures. Reconciliation of these items to net income include gains or losses on sale or consolidation transactions, accelerated depreciation, impairment charges, gains or losses on retirement of debt, variations in effective tax rate and fluctuations in net working capital, which are difficult to predict and estimate and are primarily dependent on future events.   Rounding: Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.   Trademarks: This presentation contains trademarks, service marks, trade names and copyrights of DTI and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but DTI will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Further, third-party logos included in this presentation may represent past or present vendors or suppliers of materials and/or products to DTI for use in connection with its business or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that DTI will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future.  1  Forward Looking Statements

 2  DTI is a Leading Rental Provider of Mission Critical Drilling Tools  A platform developed and designed to keep up with ever-changing customer needs  65,000+  DTI manages & maintains a fleet of over 65,000 rental tools and drilling equipment  Global  DTI has sales and distribution channels across North America, Europe and the Middle East  Broad Footprint  DTI operates from 16 service and support centers across North America and maintains 7 international service and support centers  5 Product Lines  DTI’s differentiated product lines include Directional Tool Rentals, Wellbore Optimization Tools, Premium Tools, Deep Casing Tools and Other Products  ~40 years  DTI’s history began in 1984 with the founding of Directional Rentals, an equipment provider to offshore drillers   Permian  DTI has extensive operations across the prolific Permian Basin  35,840 SF  DTI operates a 35,840 sq. ft. manufacturing & repair facility in Louisiana  $152 Million  DTI’s 2023 revenue reflects broad scope and scale

 1) Baker Hughes2) Arizton Advisory and Intelligence3) Spears Directional Drilling Market Report – Q1 2024. Only includes number of feet drilled through reservoir rock, excludes vertical part of well   4) Evercore ISI 2024 Global E&P Spending Outlook  3  A combination of commodity prices, rig count and capital spending creates a highly constructive market backdrop  Significant Industry Tailwinds & Supportive Macro Backdrop  Historical Rig Count(1)  Industry Analysis(2)   E&P Capital Spending(4)  Historical Feet Drilled(3)  Drilling Tools Market to Grow from $7.85 Billion in 2023 to $11.01 Billion by 2029.  Demand for High-Performance Drilling Tools Soars as Oil and Gas Companies Reshaping the Market Expansion.   - Arizton Advisory and Intelligence  ($ Billions)

 Adjusted EBITDA, Adjusted Net Income and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures  4  2024 Financial Outlook  Poised for continued organic and inorganic growth  ($ thousands)  FY 2024 Guidance  Revenue  $170,000 -  $185,000  Adjusted EBITDA(1)  $50,000 -   $58,500  Adjusted Net Income(1)  $15,600 -   $21,900  Adjusted Free Cash Flow(1)(2)  $20,000 -   $25,500  DTI expects North American rig count to remain relatively flat throughout 2024, after a 20% decline in 2023   FY 2024 guidance includes estimated contributions from Deep Casing Tools   Guidance below does not include Superior Drilling Products. DTI will update guidance for estimated contributions from SDP once the deal closes.  Key Guidance Summary

 Sustainable Growth – Executing on Plan  5  Adjusted EBITDA, Adjusted Net Income and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  2024E represents the Company’s outlook as of May 9, 2024 shown on page 4  ($ in millions)  ($ in millions)  ($ in millions)   Revenue   Adjusted EBITDA (1)   Adjusted Net Income (1)   Adjusted Free Cash Flow (1)  $129.6  $152.0  $170.0 - $185.0  $41.2  $51.0  $50.0 - $58.5  $21.1  $19.2  $15.6 - $21.9  $20.0 - $25.5  $7.3  $16.5  ($ in millions)  (2)  (2)  (2)  (2)

 6  Components of Adjusted EBITDA  Commentary  ($Millions)  Increased Growth Capital spending in 2023 now supports stronger Adj. Free Cash Flow in 2024+  Source: Company financials and management estimates.  2024E represents the Company’s outlook as of May 9, 2024 shown on page 4  Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures  Maintenance and Growth percentages for FY 2024 represents the current forecasted split as of May 9, 2024  Smart Capital Expenditures  Growth CapEx   is company funded and increased as a percentage of revenue in 2023 which supports stronger 2024+ adj. free cash flow  Maintenance CapEx is funded by tool recovery revenue and is relatively steady-state as a percentage of total revenue  Adj. Free Cash Flow(1) can be directly influenced by Growth CapEx strategy  2022  2023  2024E  Maintenance CapEx % of Revenue (2)  16%  13%  ~8%  Growth CapEx % of Revenue (2)  3%  16%  ~10%  Adj. Free Cash Flow % of EBITDA (1)  40%  14%  40%-44%  $16.5  $3.6  $21.1  $7.3  $24.1  $19.7  $20.0 – $25.5  $17.0 - $18.0  $13.0 - $15.0

 Peer Adj. Free Cash Flow Margin Comparisons  7  Peer group includes BKR, BOOM, OIS, RES, RNGR, WHD, and XPRO  Adjusted Free Cash Flow Margin is defined as Adjusted EBITDA less Gross Capital Expenditures divided by Total Revenue  Uses midpoint of DTI's 2024 guidance and FY24 consensus estimates for peer group   Tool recovery revenue, also known as lost or damaged equipment charges, allows DTI to sustain its fleet, maintain relevant tools and technology, and generate positive adjusted free cash flow throughout industry cycles.  2023 Actual  2024 Estimates  (1)   (2)

 Peer Leading Return on Capital Employed (ROCE)  8  Peer group includes BKR, BOOM, OIS, RES, RNGR, WHD, and XPRO  ROCE is defined as EBIT divided by Capital Employed (Total Assets - Total Current Liabilities)  EV/EBITDA multiples based on the Enterprise Value as of 5/9/2024 and FY 2023 reported Adjusted EBITDA   2023 Actual  11.23x  3.41x  2.88x  9.44x  5.23x  9.96x  4.99x  3.45x  EV/EBITDAMultiple

 9  About Us

A Market Leader in Downhole Tools for the Oil & Gas Industry

A highly competitive suite of differentiated products

Core Product and Service Offering


Directional Tools Rental

61% of 2023 Revenue

- Rental tools used in bottom hole assemblies ("BHA") adjacent to the drill bit
- More than 30 categories of tools


Wellbore Optimization Tools

17% of 2023 Revenue

- Drill-N-Ream™, a proprietary and patented wellbore conditioning tool
- Emerging products in 2024 will include RotoSteer™


Premium Tools

19% of 2023 Revenue

- Offers tubulars for drilling, workover and completion operations
- Complete inventory of necessary handling tools for running workstrings
- Blowout preventers and related pressure control accessories

**Market Leading Tool Rental Share of over 50% within North American land drilling rigs.
A market leader in the deep-water Gulf of Mexico.
Expanding geographic opportunities in International market.**

DRILLING TOOLS INTERNATIONAL

Note: Other Products and Services account for remaining 3% of 2023 Revenue

10

 Broussard &   New Iberia, LA  Bakersfield, CA  Williston, ND  Casper, WY  Midland & Odessa, TX  Carlsbad, NM  Houston, TX  Oklahoma City, OK  Charleroi, PA  Nisku, Alberta  Sibley, LA  Vernal, UT  11  Presence Across All Major Basins in North America  Expanding footprint in Europe, Middle East, North Africa & Asia  DTI Corporate Headquarters  DTI Service Centers (DTR, DNR, & DIS)  Drill-N-ReamTM  Premium Tools Division (PTD)  Stocking Points (DTR & DNR)  Inspection and Repair (DIS & DMS)  Production Products, Sales & Support  Aberdeen, Scotland  Celle, Germany  Dubai, UAE  65,000+  Tool Rental Fleet  Global Services Footprint including all Major US Basins  16 Service and Support Centers in North America  7 International Service and Support Centers  5 Differentiated Product Lines  1) In addition to the International locations depicted on the map above, DTI also maintains a presence in Australia, Brazil, China, Italy, Malaysia, and Nigeria  Abu Dhabi, UAE  Dammam, KSA

 Blue-Chip Customer Base Across E&Ps & OFS Companies  12  Select DTI Customers  First-call supplier for leading oilfield service providers in North America  DTI has actively expanded its customer base to further diversify its customer mix  /  /

 13  Executing Our Strategic Plan & Delivering Improved Results  Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  DTI achievements since becoming a public company in June 2023

 14  Why Do Customers Rent Downhole Tools?  Outsources Logistics, Inspection, Storage & Maintenance  Eliminates Equipment Redeployment Risk  Immediate Equipment Availability  Fill Equipment   Supply Gaps  Focus Capex On Core Operations  Why rent from DTI?  Our Rental Offering Provides Customer Efficiency & Value-Additive Solutions  Complex drilling, completions, and workover programs lead most operators and service providers to focus on core competencies while preferring to rely on third-parties for rental tool support.   Operators prefer renting these tools to gain the benefits of:

 15  Machine and repair equipment ensures product quality, increases product life and improves fleet utilization  Ability to manufacture most of our rental tools enables cost reduction & control of supply chain  Key Operational Differentiators  Modern Manufacturing and Repair Facility  Unique, Proprietary Software   and Support System  Full Catalog of Tools   and Equipment  Expedites Order Process  Effective Pricing Controls  Provides Customers Centralized Order Management  Customized, Automated,   Accurate Reporting  Transaction Data Analyzed for Strategic Fleet Management  Proprietary COMPASS* Order Management System  COMPASS provides valuable information to DTI for making data-based capital allocation decisions  Raw Materials From Mill  DTI Manufacturing & Repair Facilities  Tools Added and/or Returned to Fleet  Tools Returned from Rental  * Customer Order Management Portal And Support System

 16  Organic Growth Drivers  Proprietary Examples: RotoSteerTM / Drill-N-ReamTM / SafeFloatTM   DTI scale, leveraging global footprint of distribution and sales channel  Expanding scope of tools & services in existing product lines through technological advancements  Further customer penetration, growing rentals due to expanded capabilities, new tools and services   Growing customer base and gaining market share   Favorable trend of longer laterals being drilled

M&A Growth Strategy: Significant Consolidation Upside

Established framework and robust pipeline to strategically consolidate the oilfield service rental tool industry

Overview of DTI's M&A Framework

Large Fragmented Industry	Large universe of potential targets – primarily smaller, specialized regional companies & individual products
Leverage Existing Customer Relationships	DTI's 325+ MSAs, many of which are with leading service companies and E&P operators, can accelerate growth
Leverage DTI's Large Facility Footprint	Geographic presence in all major markets enables quick deployment of DTI's product / service suite
Commercialize "Good Ideas"	Platform and experienced team can quickly commercialize new technologies that otherwise have a limited path to market
Create Drilling Efficiencies	Strategic emphasis on products that reduce rig days per well and therefore garner high rental rates
Increase Product Sophistication	Continue expanding into higher value, more sophisticated tools (e.g. enhanced extended reach wellbore technologies)
Broaden International Expansion	Continue to strategically review international markets and potential distribution partners

M&A Pipeline


500+
Large Universe of Potential Targets
100+
Current M&A Targets
~25
Active Targets in Pipeline
~5
Near-Term Priority Targets Identified

DRILLING TOOLS INTERNATIONAL
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 18  Strategic Rationale: Superior Drilling Products  Enhances vertical integration of differentiated technology  Cost savings on Drill-N-ReamTM tool  Synergies - eliminates duplicative public company costs  Adds significant precision manufacturing capacity  Enhances horizontal opportunities  Expands DTI’s intellectual property portfolio by over 10 patents  Will own global rights to Drill-N-Ream tool  Accelerate Drill-N-Ream growth opportunities world-wide  Entrance into drill bit re-manufacture and repair business  Superior Drilling Products merger announced on March 7, 2024

 19  Strategic Rationale: Deep Casing Tools  Adds to DTI’s technology platform  Expands intellectual property portfolio by over 60 patents  Adds strong international customer relationships  ADNOC / ARAMCO / PEMEX / PETROBRAS / PETRONAS  Accretive to DTI’s earnings and Adj. Free Cash Flow profile  Opportunity to expand Deep Casing products into N. America   Deep Casing Tools merger closed on March 18, 2024

 20  The DTI Leadership Team – Experience Matters!   Experienced, talented, and committed management team with history of success

 21  DTI’s Differentiated Growth Strategy Creates a Compelling Investment Profile

 22  Supplemental Information

 ESG + Safety Are Integral to Our Success  23  A majority of our directors are independent for the purposes of the applicable Nasdaq and Securities and Exchange Commission rules.  Identify and control exposures to limit potential injury and production interruptions or damages  Continual contributions to local community events, charities and employee activities   Continuous evaluations and control measures to ensure minimization of waste  Pursuing highest levels of operational proficiency to reduce rework, and use of chemicals and waste  Actively promoting recycling including extensive rental tool recycling and refurbishment programs & opportunities to redeploy equipment for energy transition markets such as geothermal, carbon capture and storage  DTI’s leadership is focused on deriving long-term value for all stakeholders by:  Executive accountability through the election of an independent board(1)  Strong internal controls  Environmental  Social  (+Safety)  Governance  DTI is committed to environmental stewardship

 24  Expansive Offering to Supply Drilling Tools Required in a Typical Job  Blow Out Preventer  Drill Pipe  Hevi-Wate Drill Pipe  Crossover Subs  Spiral Drill Collar  Drill-N-ReamTM  RotoSteerTM  Stabilizer  Bit Sub  Represents Key DTI Rental Product  Differentiated and extensive inventory of tools to address the wide-ranging needs of oil & gas customers across all regions  Non-Magnetic Collar

 25  Overview of Directional Tool Rentals Key Equipment  Stabilizers  Reduces drill string vibration and torque…  Drill Collars  Adds weight to the BHA to increase rate of penetration (“ROP”)   and reduce vibration…  Subs and Other Equipment  Variety of subs, crossovers and handling tools used in the drill string

 DTI distributes the Drill-N-Ream pursuant to a distribution agreement with Superior Drilling Products, Inc., the owner of the relevant patent.  26  Overview of Wellbore Optimization Tools  Products Offered  Drill-N-ReamTM  (“DNR”) WellBore Conditioning Tool(1)  Patented technology allows the tool to maintain a market leading position   Numerous benefits to the customer   Allows operators to extend length of wellbore at a lower cost  Substantial Improvements in Wellbore Quality   Emerging Technology  “RotoSteerTM”  2023: Commercially launched  Improves ROP, reduces torque and drag and eliminates slides  Potential application for hundreds of wells annually  Specialty tools division with focused field sales and service professionals providing rig site visits and customer service, enabling consistent product performance and customer satisfaction

Overview of Premium Tools Key Equipment

DTI offers a wide array of premium tubulars for drilling, workover and completion operations, API blowout preventers and pressure control accessories as well as a comprehensive suite of related handling tools

Tubulars



- **Drill Pipe** – 2 $^7/_8$ to 5 $^1/_2$ inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections
- **Hevi-Wate Drill Pipe** – 3 $^1/_2$ to 5 $^1/_2$ inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections
- **Drill Collars** – 3 $^1/_8$ to 9 $^1/_2$ steel spiral and slick
- **Kellys** – hex or square from 38 to 46 inch
- **Pup Joints** – drill pipe and tubing
- **Tubing** – premium PH-6, CS-8 and API 8Rd with thread from 2 $^3/_8$ to 4 $^1/_2$

Handling Tools



- **Stabbing Guides** – for tubing and drill pipe
- **Drifts** – for all pipe sizes (Teflon, steel and aluminum)
- **Rotary Slips** – for tubing, casing, drill pipe and drill collars
- **Safety Clamps** – for pipe and collars
- **Manual Tongs** – K-25 to K-70 hand tongs and HT-200 manual rotary tongs
- **Elevators** – slip grip, bottleneck and bushing types
- **Subs** – TDS, wear, float, X-over, bit, lift and pump-ins

API BOPs and Pressure Control Accessories



- **Blowout Preventers** – 5M, 10M and 15M psi
- **Accumulators** – diesel, electric and air powered
- **Hoses** – high pressure, fire retardant and steel flex
- **Spools** – spacers, adaptors and diverters
- **Double Studded Adaptors**
- **Gate Valves** – manual, hydraulic and air actuated
- **Chokes** – manual adjustable and fixed orifice
- **Manifolds** – skid mounted custom buffers assembled to specification
- **Flanged Accessories** – tees, crosses (flanged and studded)
- **Stud Bolts** – B7M H_2S service
- **Chicksan Iron** – loops, swivel joints and pups

DRILLING TOOLS INTERNATIONAL
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28  Other Products and Services  Products Offered  Internal Support Services and Emerging Products  Downhole Inspection Solutions  Independent inspection services equipment of all DTI divisions and select external customers  Critical to efficient operations   Services across North America including network of six domestic and one Canadian inspection facilities  Technical Services Group  Sustaining engineering  Performance analysis   Product development   Technical support to quality assurance   Product   Sales  Made-to-order downhole drilling tools   Completion and production Product Sales  Production desander tool operations  Williston, ND manufacturing and distribution facility

 29  First Quarter 2024 Income Statement

 30  First Quarter 2024 Balance Sheet

 31  First Quarter 2024 Cash Flow Statement

 32  Reconciliation of First Quarter 2024 Adjusted EBITDA

 33  Reconciliation of First Quarter 2024 Adjusted Free Cash Flow

 34  Reconciliation of 2022 & 2023 Adjusted Net Income

 35  Reconciliation of First Quarter 2024 Adjusted Net Income

 36  Reconciliation of 2024 Outlook

 37  Reconciliation of 2024 Outlook

 38  Reconciliation of 2024 Outlook